                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 January 6, 1999



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia             l-7102                    52-0891669
(state or other juris-         (Commission               (I.R.S. Employee
diction of incorporation)       File Number)              Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA           20171-3025
         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (703)709-6700

          ------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (c)      Exhibits

                  The following exhibits are filed herewith:

         1. Underwriting Agreement dated January 6, 1999, between the registrant and Lehman Brothers Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC.

         2. Form of Global Certificate for the 5.50% Collateral Trust Bonds, due 2005.

         3. Form of Global Certificate for the 5.70% Collateral Trust Bonds, due 2010.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                               FINANCE CORPORATION



                                            /s/ Steven L. Lilly
                                            ________________________
                                            Steven L. Lilly
                                            Senior Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)


Dated:  January 12, 1999

                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

         1. Underwriting Agreement dated January 6, 1999 between the registrant and Lehman Brothers Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., and NationsBanc Montgomery Securities LLC.

         2. Form of Global Certificate for the 5.50% Collateral Trust Bonds, due 2005.

         3. Form of Global Certificate for the 5.70% Collateral Trust Bonds, due 2010.